UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2020 (October 6, 2020)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

(Title of class)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 6, 2020 (the “Closing Date”), NN, Inc., a Delaware corporation (“NN”), and Precision Engineered Products Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of NN (the “Company” and together with NN, the “Seller Parties”), completed the previously announced sale (the “Transaction”) of NN’s life sciences business (the “Life Science Business”) to ASP Navigate Acquisition Corp., a Delaware corporation and an affiliate of American Securities, LLC (the “Purchaser”), pursuant to that certain Stock Purchase Agreement, dated as of August 22, 2020, by and among the Seller Parties and the Purchaser (the “Purchase Agreement”).

Pursuant to Purchase Agreement, on the Closing Date, the Purchaser acquired all of the outstanding capital stock of the Company, and indirectly, the Company’s subsidiaries operating the Life Sciences Business. As consideration for the Transaction, NN received an aggregate purchase price of approximately $755 million in cash. In addition, an earnout payment of up to $70 million may be payable to NN during the year ending December 31, 2023 if certain performance measures are achieved by the Life Science Business through December 31, 2022. As previously disclosed, NN plans to use net proceeds from the Transaction to pay down its senior credit facility.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to NN’s Current Report on Form 8-K filed on August 24, 2020, which is incorporated herein by reference.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On October 6, 2020, NN issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(b)    Pro Forma Financial Information

NN’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2020, and the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2017, December 31, 2018 and December 31, 2019 and the six months ended June 30, 2020, and the notes related thereto, are filed as Exhibit 99.2 and are hereby incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of August 22, 2020, by and among NN, Inc., Precision Engineered Products Holdings, Inc. and ASP Navigate Acquisition Corp. (previously filed as Exhibit 2.1 to the Current Report on Form 8-K, filed on August 24, 2020 and incorporated therein by reference)

99.1	Press Release issued by NN, Inc. dated October 6, 2020

99.2	Unaudited pro forma condensed consolidated balance sheet of NN, Inc. as of June 30, 2020, and the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2017, December 31, 2018 and December 31, 2019 and the six months ended June 30, 2020, and the notes related thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2020

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel